EXHIBIT 99.2

                                   VIACOM INC.

                          FORM OF LETTER OF TRANSMITTAL FOR THE
                                OFFER TO EXCHANGE

                    Unregistered 6.40% Senior Notes due 2006
   ($3,075,000 aggregate principal amount outstanding issued January 17, 2001)
                                       for
                           6.40% Senior Notes due 2006
           that have been registered under the Securities Act of 1933

                                       and

                    Unregistered 7.70% Senior Notes due 2010
   ($1,000,000 aggregate principal amount outstanding issued January 17, 2001)
                                       for
                           7.70% Senior Notes due 2010
           that have been registered under the Securities Act of 1933

                                       and

                 Unregistered 7.875% Senior Debentures due 2030
    ($200,000 aggregate principal amount outstanding issued January 17, 2001)
                                       for
                        7.875% Senior Debentures due 2030
           that have been registered under the Securities Act of 1933
                                 ---------------

              Unconditionally guaranteed as to payment of principal
                    and interest by Viacom International Inc.
                   (a wholly owned subsidiary of Viacom Inc.)
                                 ---------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 2001
(THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY VIACOM IN ITS SOLE DISCRETION.

TENDERS OF UNREGISTERED SENIOR SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                Deliver To:

    Principal Exchange Agent:               Luxembourg Exchange Agent:

    Citibank, N.A.                          Kredietbank S.A. Luxembourgeoise
    111 Wall Street, 15th Floor             43, Boulevard Royal
    New York, New York 10005                L-2955 Luxembourg
    Attn:  Agency & Trust Services          Attn:  Corporate Trust and Agencies
    Telephone:  (800) 422-2066              Telephone:  (352) 47 97 3933
    Facsimile:  (212) 825-3483              Facsimile:   (352) 47 97 73 951

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agents as set forth above (the "Exchange Agents") will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

         The undersigned acknowledges that he or she has received the
Prospectus, dated       , 2001 (the "Prospectus"), of Viacom Inc. ("Viacom") and
Viacom International Inc. ("Viacom International") and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute Viacom's offer (the "Exchange Offer") to exchange up to $3,075,000 aggregate principal amount of 6.40% senior notes due 2006, which are registered under the Securities Act of 1933, for its outstanding unregistered 6.40% senior notes due 2006 issued on January 17, 2001, $1,000,000 aggregate principal amount of 7.70% senior notes due 2010, which are registered under the Securities Act of 1933, for its outstanding unregistered 7.70% senior notes due 2010 issued on January 17, 2001, and $200,000 aggregate principal amount of 7.875% senior debentures due 2030, which are registered under the Securities Act of 1933, for its outstanding unregistered 7.875% senior debentures due 2030 issued on January 17, 2001, pursuant to a Registration Statement of which the Prospectus is a part. The unregistered senior securities are unconditionally guaranteed as to payment of principal and interest by Viacom International Inc., a wholly owned subsidiary of Viacom.

         The outstanding unregistered 6.40% senior notes due 2006 have CUSIP numbers U9222XAA5 or 925524AK6. The outstanding 7.70% senior notes due 2010 have CUSIP numbers U9222XAB3 or 925524AL4. The outstanding unregistered 7.875% senior debentures due 2030 have CUSIP numbers U9222XAC1 or 925524AM2.

         The term "Expiration Date" shall mean 5:00 p.m. New York City time
on        , 2001, unless Viacom, in its sole discretion, extends the Exchange
Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered senior notes due 2006, the unregistered senior notes due 2010 and the unregistered senior debentures, we will refer to them as the "unregistered senior securities." Whenever we refer to the exchange senior notes due 2006, the exchange senior notes due 2010 and the exchange senior debentures, we will refer to them as the "exchange senior securities." All other terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter of Transmittal is to be used if (1) certificates representing unregistered senior securities are to be physically delivered to the Exchange Agents by Holders (as defined below), (2) the unregistered senior securities are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or
(3) tender of the unregistered senior securities is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

         DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" as used herein means any person in whose name unregistered senior securities are registered on the books of Viacom or any other person who has obtained a properly completed bond power from the registered holder.

         Any Holder of unregistered senior securities who wishes to tender his, her or its unregistered senior securities must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered senior securities, or (b) if a tender of unregistered senior securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

         Holders of unregistered senior securities whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their unregistered senior securities according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1.)

         Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the unregistered senior securities validly tendered and not withdrawn and the issuance of the exchange senior securities will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, Viacom shall be deemed to have accepted for exchange validly tendered unregistered senior securities when, as and if Viacom has given written notice thereof to the Exchange Agent.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED SENIOR SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

         Please list below the unregistered senior securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

-----------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF UNREGISTERED SENIOR SECURITIES
-----------------------------------------------------------------------------------------------------------------------
        Name(s) and Address(es)                                      Certificate Number(s)      Aggregate Principal
             of Holder(s)                    Type of Security       (Attach signed list if
      (Please fill in, if blank)                 Tendered                 necessary)              Amount Tendered
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT OF UNREGISTERED
SENIOR SECURITIES TENDERED:
-----------------------------------------------------------------------------------------------------------------------


[  ]     CHECK HERE IF TENDERED UNREGISTERED SENIOR SECURITIES ARE BEING
         DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:  _______________________________________

         DTC, Euroclear or Clearstream Luxembourg Book-Entry Account:  _________

         Transaction Code No.:  ________________________________________________

         Holders who wish to tender their unregistered senior securities and (i) whose unregistered senior securities are not immediately available, or (ii) who cannot deliver their unregistered senior securities, the Letter of Transmittal or any other required documents to the applicable Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

[  ]     CHECK HERE IF TENDERED UNREGISTERED SENIOR SECURITIES ARE BEING
         DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Holder(s) of unregistered senior securities: _______________

         Window Ticket No. (if any): ___________________________________________

         Date of Execution of Notice of Guaranteed Delivery: ___________________

         DTC, Euroclear or Clearstream Luxembourg Book-Entry Account:  _________

         If Delivered by Book-Entry Transfer:  _________________________________

                  Name of Tendering Institution:  ______________________________

                  Transaction Code No.:  _______________________________________


[  ]     CHECK HERE IF YOU ARE A  BROKER-DEALER  AND WISH TO RECEIVE 10
         ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name: ________________________________________________________

                  Address: _____________________________________________________

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Viacom the principal amount of unregistered senior securities indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered senior securities tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Viacom all right, title and interest in and to the unregistered senior securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agents its agent and attorney-in-fact (with full knowledge that the Exchange Agents also act as agents of Viacom and the Principal Exchange Agent acts as Trustee under the Indentures for the unregistered senior securities and the exchange senior securities) with respect to the tendered unregistered senior securities with full power of substitution to (i) deliver certificates for such unregistered senior securities to Viacom, or transfer ownership of such unregistered senior securities on the account books maintained by DTC, Euroclear or Clearstream Luxembourg, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Viacom and (ii) present such unregistered senior securities for transfer on the books of Viacom and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered senior securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered senior securities tendered hereby and to acquire the exchange senior securities issuable upon the exchange of the unregistered senior securities, and that Viacom will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Viacom. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange senior securities issued in exchange for the unregistered senior securities pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered senior securities directly from Viacom for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of Viacom or Viacom International within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior securities are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior securities.

         The undersigned Holder represents and warrants that

          (a) the exchange senior securities acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange senior securities, whether or not the person is the Holder,

          (b) neither the undersigned Holder nor any other recipient of the exchange senior securities (if different than the Holder) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of the unregistered senior securities or exchange senior securities,

          (c) neither the undersigned Holder nor any other recipient is an "affiliate" of Viacom or Viacom International within the meaning of Rule 405 promulgated under the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

          (d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Viacom or Viacom International or any "affiliate" of Viacom or Viacom International (within the meaning of Rule 405 under the Securities Act) to distribute the exchange senior securities,

          (e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that if the undersigned broker-dealer will receive exchange senior securities for its own account in exchange for unregistered senior securities that were acquired as a result of market-making activities or other trading activities, the holder will, in connection with any resale of the exchange senior securities, deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior securities received in the Exchange Offer (such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act) and

          (f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agents or Viacom to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered senior securities tendered hereby or transfer of ownership of such unregistered senior securities on the account books maintained by a book-entry transfer facility.

         The undersigned understands and agrees that Viacom reserves the right not to accept tendered unregistered senior securities from any tendering Holder if Viacom or Viacom International determines, in their sole and absolute discretion, that their ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

         For purposes of the Exchange Offer, Viacom shall be deemed to have accepted validly tendered unregistered senior securities when, as and if Viacom has given oral or written notice thereof to the applicable Exchange Agent. If any tendered unregistered senior securities are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged unregistered senior securities will be returned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The Exchange Offer--Book-Entry Transfer," such non-exchanged senior securities will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         The undersigned understands and acknowledges that Viacom reserves the right in its sole discretion to purchase or make offers for any unregistered senior securities that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Expiration Date; Extensions; Amendment; Termination," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase unregistered senior securities in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         The undersigned understands that tenders of unregistered senior securities pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Viacom upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered unregistered senior securities by Viacom and the issuance of exchange senior securities in exchange therefor shall constitute performance in full by Viacom and Viacom International of their respective obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange senior securities, Viacom and Viacom International will have no further obligations or liabilities thereunder (except in certain limited circumstances).

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

         By acceptance of the Exchange Offer, each broker-dealer that receives exchange senior securities pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by Viacom of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Viacom agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Viacom has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

         Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered senior securities tendered by DTC, Euroclear or Clearstream Luxembourg, by credit to the respective account at DTC, Euroclear or Clearstream Luxembourg). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream Luxembourg. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Viacom has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any unregistered senior securities from the name of the registered holder(s) thereof if Viacom does not accept for exchange any of the unregistered senior securities so tendered.

         Holders who wish to tender the unregistered senior securities and (1) whose unregistered senior securities are not immediately available or (2) who cannot deliver their unregistered senior securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agents prior to the Expiration Date may tender their unregistered senior securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 1.)

      PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
                         GUARANTEED DELIVERY PROCEDURES.

 (To Be Completed by All Tendering Holders of Unregistered Senior Securities
   Regardless of Whether Unregistered Senior Securities Are Being Physically
                              Delivered Herewith)

This Letter of Transmittal must be signed by the registered Holder(s) of unregistered senior securities exactly as its (their) name(s) appear(s) on certificate(s) of unregistered senior securities or, if tendered by a participant in DTC, Euroclear or Clearstream Luxembourg, exactly as such participant's name appears on its security position listing it as the owner of unregistered senior securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the unregistered senior securities to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Viacom of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the unregistered senior securities, then the registered Holder(s) must sign a valid proxy.



x                                                 Date:
 ----------------------------------                      -----------------------


x                                                 Date:
 ----------------------------------                      -----------------------
     Signature(s) of Holder(s) or
       Authorized Signatory

Name(s):                                          Address:
          -------------------------------                 ----------------------

           ------------------------------
                  (Please Print)                           (Including Zip Code)

Capacity(ies):                                     Area Code and Telephone No.:

Tax Identification or Social Security Number(s).:


                      [Complete Substitute Form W-9 below.]

                               SIGNATURE GUARANTEE
                           (See Instruction 1 herein)
        Certain Signatures Must Be Guaranteed by an Eligible Institution

   --------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

   --------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

   --------------------------------------------------------------------------
                             (Authorized Signatures)

   --------------------------------------------------------------------------
                                 (Printed Name)

   --------------------------------------------------------------------------
                                     (Title)


Date:

-------------------------------------------------------------------------------------------------------------------------
            SPECIAL REGISTRATION INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
                (See Instruction 7 herein)                                     (See Instruction 7 herein)
To be completed ONLY if certificates for unregistered           To be completed ONLY if certificates for unregistered
senior securities in a principal amount not tendered or         senior securities in a principal amount not tendered or
not accepted for exchange are to be issued in the name of,      not accepted for exchange are to be sent to, or the
or the exchange senior securities issued pursuant to the        exchange senior securities issued pursuant to the
Exchange Offer are to be issued to the order of, someone        Exchange Offer are to be sent to someone other than the
other than the person or persons whose signature(s)             person or persons whose signature(s) appear(s) within
appear(s) within this Letter of Transmittal or issued to        this Letter of Transmittal, or to an address different
an address different from, that shown in the box entitled       from, that shown in the box entitled "Description of
"Description of unregistered senior securities" within          unregistered senior securities" within this Letter of
this Letter of Transmittal, or if exchange senior               Transmittal, or to be credited to an account maintained
securities tendered by book-entry transfer that are not         at DTC, Euroclear or Clearstream Luxembourg other than
accepted for purchase are to be credited to an account          the account indicated above.
maintained at DTC, Euroclear or Clearstream Luxembourg
other than the account indicated above.

Name:                                                           Name:
     -------------------------------------                           ----------------------------------------
                 (Please Print)                                                 (Please Print)

Address:                                                        Address:
        ----------------------------------                              -------------------------------------
                 (Please Print)                                                 (Please Print)


------------------------------------------                      ---------------------------------------------
                  (Zip Code)                                                     (Zip Code)

------------------------------------------                      ---------------------------------------------
Tax Identification or Social Security Number                     Tax Identification or Social Security Number
    (See Substitute Form W-9 herein)                                 (See Substitute Form W-9 herein)

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

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                   of the Exchange Offer and the Solicitation

         1. Guarantee of Signatures. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the unregistered senior securities tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream Luxembourg whose name appears on a security position listing as the owner of unregistered senior securities) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         2. Delivery of this Letter of Transmittal and Unregistered Senior Securities. Certificates for the physically tendered unregistered senior securities (or a confirmation of a book-entry transfer to the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg of all unregistered senior securities tendered electronically), as well as, in the case of physical delivery of unregistered senior securities, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the applicable Exchange Agent at its address set forth herein prior to 5:00 P.M. New York City time, on the Expiration Date. The method of delivery of the tendered unregistered senior securities, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC, Euroclear or Clearstream Luxembourg participant, to the applicable Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the applicable Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or unregistered senior securities should be sent to Viacom, DTC, Euroclear or Clearstream Luxembourg.

         The Exchange Agent will make a request to establish an account with respect to the unregistered senior securities at DTC, Euroclear or Clearstream Luxembourg for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream Luxembourg may make book-entry delivery of unregistered senior securities by causing DTC, Euroclear or Clearstream, Luxembourg, as the case may be, to transfer such unregistered senior securities into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of unregistered senior securities may be effected through book-entry transfer at DTC, Euroclear or Clearstream Luxembourg, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

         A Holder may tender unregistered senior securities that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered senior securities and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 5 and 6 of this Letter of Transmittal are true and correct.

         Holders of unregistered senior securities held through Euroclear or Clearstream Luxembourg, are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream Luxembourg, as the case may be, to accept the Exchange Offer and to tender their unregistered senior securities. A computer-generated message must be transmitted to Euroclear or Clearstream Luxembourg, as the case may be, in lieu of a Letter of Transmittal, in order to tender the unregistered senior securities in the Exchange Offer.

         Holders who wish to tender their unregistered senior securities and (i) whose unregistered senior securities are not immediately available or (ii) who cannot deliver their unregistered senior securities, this Letter of Transmittal or any other documents required hereby to the applicable Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their unregistered senior securities and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC, Euroclear or Clearstream Luxembourg standard operating procedures; (ii) prior to the Expiration Date, the applicable Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered senior securities, the certificate number or numbers of such unregistered senior securities and the principal amount of unregistered senior securities tendered, stating that the tender is being made thereby and guaranteeing that within five Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the unregistered senior securities (or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg) and any of the required documents will be deposited by the Eligible Institution with the applicable Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered unregistered senior securities in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, must be received by the applicable Exchange Agent within five Business Days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of unregistered senior securities who wishes to tender his unregistered senior securities pursuant to the guaranteed delivery procedures described above must ensure that the applicable Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their unregistered senior securities according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered senior securities or this Letter of Transmittal will be determined by Viacom in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered senior securities for exchange. Viacom reserves the absolute right to reject any and all unregistered senior securities or Letter of Transmittal not properly tendered or any tenders Viacom's acceptance of which would, in the opinion of counsel for Viacom, be unlawful. Viacom also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered senior securities. Viacom's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered senior securities must be cured within such time as Viacom shall determine. Although Viacom intends to notify Holders of defects or irregularities with respect to tenders of unregistered senior securities, neither Viacom, the Exchange Agents nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered senior securities, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered senior securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered senior securities received by the Exchange Agents that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agents to the tendering Holders of unregistered senior securities, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of the unregistered senior securities should be listed on a separate signed schedule attached hereto.

         4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered senior securities or a Euroclear, Clearstream Luxembourg, or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream Luxembourg, or DTC with respect to the unregistered senior securities may tender its unregistered senior securities in the Exchange Offer. Any beneficial owner of unregistered senior securities who is not the registered Holder and is not a Euroclear, Clearstream Luxembourg, or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its unregistered senior securities, either make appropriate arrangements to register ownership of the unregistered senior securities in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered senior securities.

         5. Partial Tenders; Withdrawals. Tenders of unregistered senior securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any unregistered senior securities is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Unregistered Senior Securities." The entire principal amount of unregistered senior securities delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered senior securities is not tendered, unregistered senior securities for the principal amount of unregistered senior securities not tendered and a certificate or certificates representing exchange senior securities issued in exchange of any unregistered senior securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream Luxembourg, promptly after the unregistered senior securities are accepted for exchange.

                  Except as otherwise provided herein, tenders of unregistered senior securities may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered senior securities in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered senior securities to be withdrawn (the "Depositor"),
(2) identify the unregistered senior securities to be withdrawn (including the certificate number or numbers and principal amount of such unregistered senior securities, or, in the case of unregistered senior securities transferred by book-entry transfer the name and number of the account at Euroclear, Clearstream Luxembourg, or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such unregistered senior securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the unregistered senior securities register the transfer of such unregistered senior securities into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered senior securities are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Viacom, whose determination shall be final and binding on all parties. Any unregistered senior securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange senior securities will be issued with respect thereto unless the unregistered senior securities so withdrawn are validly re-tendered. Any unregistered senior securities which have been tendered but which are not accepted for exchange by Viacom will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn unregistered senior securities may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

         6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the unregistered senior securities tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered senior securities without alteration, enlargement or any change whatsoever.

         If any of the unregistered senior securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of unregistered senior securities registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of unregistered senior securities.

         If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered senior securities) of unregistered senior securities tendered and the certificate(s) for exchange senior securities issued in exchange therefor is to be issued (or any untendered principal amount of unregistered senior securities is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the unregistered senior securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of unregistered senior securities listed therein, such unregistered senior securities must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered senior securities on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the unregistered senior securities.

         If this Letter of Transmittal (or copy hereof) or any unregistered senior securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Viacom, evidence satisfactory to Viacom of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on unregistered senior securities or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

         7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange senior securities or substitute unregistered senior securities for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the unregistered senior securities through DTC, Euroclear or Clearstream Luxembourg, if different from the account maintained at DTC, Euroclear or Clearstream Luxembourg indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         8. Transfer Taxes. Viacom will pay all transfer taxes, if any, applicable to the exchange of unregistered senior securities pursuant to the Exchange Offer. If, however, certificates representing exchange senior securities or unregistered senior securities for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered senior securities tendered hereby, or if tendered unregistered senior securities are registered in the name of any person other than the person signing this Letter of

Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of unregistered senior securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered senior securities listed in this Letter of Transmittal.

         9. Waiver of Conditions. Viacom reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any unregistered senior securities tendered.

         10. Mutilated, Lost, Stolen or Destroyed Unregistered Senior Securities. Any tendering Holder whose unregistered senior securities have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated herein for further instruction.

         11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the applicable Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

         The Holder is required to give the applicable Exchange Agent the social security number or employer identification number of the Holder of the unregistered senior securities. If the unregistered senior securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                        TO BE COMPLETED BY ALL TENDERING HOLDERS
-----------------------------------------------------------------------------------------------------------------------
                                               PAYER'S NAME: VIACOM INC.
-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               Part 1 - PLEASE PROVIDE YOUR TIN IN THE
Form W-9                                 BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                         DATING BELOW.
                                                                                         -----------------------
                                                                                        Social Security Number(s)
                                                                                                   or


                                                                                         -----------------------
                                                                                    Employer Identification Number(s)
-----------------------------------------------------------------------------------------------------------------------
                                         Part 2 - Certification - Under            Part 3 -
Department of the Treasury               Penalties of Perjury, I certify that:
Internal Revenue Service                                                              [  ] Check if Awaiting TIN
                                         (1)  The number shown on this form
Payer's Request for Taxpayer                  is my correct Taxpayer
Identification Number ("TIN")                 Identification Number (or I am
                                              waiting for a number to be issued
                                              to me), and

                                         (2)  I am NOT subject to back-up
                                              withholding because: (a) I am
                                              exempt from backup withholding, or
                                              (b) I have not been notified by
                                              the Internal Revenue Service
                                              ("IRS") that I am subject to
                                              back-up withholding as a result of
                                              failure to report all interest or
                                              dividends, or (c) the IRS has
                                              notified me that I am no longer
                                              subject to back-up withholding.
-----------------------------------------------------------------------------------------------------------------------



                                         Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to back-up withholding because of underreporting interest or dividends on your tax return.

                            Sign Here    SIGNATURE:                                  DATE:
                                                   -------------------------------         --------------------
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SENIOR SECURITES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9



Obtain a Number:

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on ALL payments include the following:

     o    A corporation.

     o    A financial institution.

     o An organization exempt from tax under section 501(a) or an individual retirement plan.

     o    The United States or any agency or instrumentality thereof.

     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     o An international organization or any agency of or instrumentality thereof.

     o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under section 584(a).

     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     o An entity registered at all times under the Investment Company Act of 1940.

     o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     o    Payments to nonresident aliens subject to withholding under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     o Payments of patronage dividends where the amount renewed is not paid in money.

     o    Payments made by certain foreign nations.

     o    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payee.

     o Payments of tax-exempt interest (including exempt-interest dividends in section 852).

     o    Payments described in section 6049(b)(5) to non-resident alien.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------------------------------------------------------
For this type of account:     Give the SOCIAL                 For this type of account:  Give the SOCIAL
                              SECURITY number of--                                       SECURITY number of--
-----------------------------------------------------------------------------------------------------------------------
1.   An individual's          The individual                  8.   Sole                  The owner 4
     account                                                       proprietorship
                                                                   account
-----------------------------------------------------------------------------------------------------------------------
2.   Two or more              The actual owner of the         9.   A valid trust,        The legal entity (Do not
     individuals (joint       account or, if combined              estate, or pension    furnish the identifying
     account)                 funds, any one of the                trust                 number of the personal
                              individuals 1                                              representatives or trustee
                                                                                         unless the legal entity
                                                                                         itself is not designated in
                                                                                         the account title.) 5
-----------------------------------------------------------------------------------------------------------------------
3.   Husband and wife         The actual owner of the         10.  Corporate             The corporation
     (joint account)          account or, if joint                 account
                              funds, either person 1
-----------------------------------------------------------------------------------------------------------------------
4.   Custodian account        The minor 2                     11.  Religious,            The organization
     of a minor (Uniform                                           charitable, or
     Gift to Minors Act)                                           educational
                                                                   organization account
-----------------------------------------------------------------------------------------------------------------------
5.   Adult and minor          The adult or, if the minor      12.  Partnership           The partnership
     (joint account)          is the only contributor,             account held in the
                              the minor 1                          name of the business
-----------------------------------------------------------------------------------------------------------------------
6.   Account in the           The ward, minor or              13.  Association,          The organization
     name of guardian or      incompetent person 3                 club or other
     committee for a                                               tax-exempt
     designated ward,                                              organization
     minor, or incompetent
     person
-----------------------------------------------------------------------------------------------------------------------
7.   a.  The                  The grantor-trustee 1           14.  A broker or           The broker or nominee
         usual revocable                                           registered nominee
         savings trust
         account (grantor
         is also trustee)
-----------------------------------------------------------------------------------------------------------------------
7.   b.  So-called            The actual owner 1              15.  Account with          The public entity
         trust account that                                        the Department of
         is not a legal  or                                        Agriculture in the
         valid trust under                                         name of a public
         State law                                                 entity (such as a
                                                                   State or
                                                                   local
                                                                   government,
                                                                   school
                                                                   district, or
                                                                   prison) that
                                                                   receives
                                                                   agricultural
                                                                   program
                                                                   payments.
-----------------------------------------------------------------------------------------------------------------------


--------
1   List first and circle the name of the person whose number you furnish.
2   Circle the minor's name and furnish the minor's Social Security number.
3 Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
4   Show the name of the Owner.
5   List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                          (DO NOT WRITE IN SPACE BELOW)



----------------------------------------------------------------------------------------------------------------
        Certificate Surrendered            Unregistered Senior Securities      Unregistered Senior Securities
                                                      Tendered                            Accepted
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
Delivery Prepared by                         Checked by                                  Date
                     ----------------                   ----------------                       ----------------
----------------------------------------------------------------------------------------------------------------

                 The Exchange Agents for the Exchange Offer are:

  Principal Exchange Agent:                 Luxembourg Exchange Agent:
  Citibank, N.A.                            Kredietbank S.A. Luxembourgeoise
  111 Wall Street, 15th Floor               43, Boulevard Royal
  New York, NY  10005                       L-2955 Luxembourg
  Attn:  Agency & Trust Services            Attn:  Corporate Trust and Agencies
  Telephone:  (800) 422-2066                Telephone:  (352) 47 97 3933
  Facsimile:  (212) 825-3483                Facsimile:  (352) 47 97 73 951


FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE PRINCIPAL EXCHANGE AGENT BY TELEPHONE AT (800) 422-2066, OR BY FACSIMILE AT (212) 825-3483 OR THE LUXEMBOURG EXCHANGE AGENT BY TELEPHONE AT (352) 47 97 3933, OR BY FACSIMILE AT (352) 47 97 73 951.

ALL UNREGISTERED SENIOR SECURITIES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE SENIOR SECURITIES FOR THEIR UNREGISTERED SENIOR SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED SENIOR SECURITIES TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE APPLICABLE EXCHANGE AGENT AS DESCRIBED HEREIN.